UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                December 12, 2006


                          GROEN BROTHERS AVIATION, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-18958


             Nevada                                           87-489865
(State or other jurisdiction of                     (IRS Employer Identification
         incorporation)                                        Number)


                            2640 W. California Avenue
                           Salt Lake City, Utah 84104
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (801) 973-0177

   Former name or former address, if changed since last report: Not Applicable
                             ______________________

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS

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The  Company  has  announced  the  government  of  Aragon,  Spain  has  signed a
Memorandum of Understanding with the Company to form a joint venture to complete Federal Aviation Administration ("FAA") certification, and production and delivery of the Company's Hawk 5 gyroplane, a five place turboprop vertical takeoff and landing aircraft based on the Company's original Hawk 4 design. A copy of the Company's press release announcing the signing of the Memorandum of Understanding is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

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 Exhibits

         99.1     Press release dated December 14, 2006

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                                   SIGNATURES

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         Pursuant to the  requirements  of the Securities  Exchange of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 14, 2006             GROEN BROTHERS AVIATION, INC.


                                      By: /s/ David Groen
                                         ---------------------------------------
                                           David Groen
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)








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